                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) December 20, 2001


                Salomon Brothers Mortgage Securities VII, Inc.

             (Exact Name of Registrant as Specified in Its Charter)




         Delaware                    333-63752-04            13-3439681
         --------                    ------------            ----------

(state or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)         Identification No.)


388 Greenwich Street, New York, New York
----------------------------------------


       10013
       -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code  (212) 783-5635
                                                    --------------

         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

A single series of certificates,entitled, Salomon Brothers Mortgage
Securities VII, Inc, Commercial Mortgage Pass-Through Certificates,
Series 2001-C2 (the "Certificates"), are being issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant"), Midland Loan Services, Inc. as Master Servicer, as General Special Servicer and as Birch Run Special Servicer, Wells Fargo Bank Minnesota, N.A. as Trustee JP Morgan Chase Bank as Certificate
Administrator and as Tax Administrator. Certain classes of the Certificates (the "Underwritten Certificates") are being registered under the Registrant's registration statement on Form S-3 and sold to Salomon Smith Barney Inc. ("SSBI") Greenwich Capital Markets, Inc., First Union Securities, Inc. , J.P. Morgan Securities Inc. and Credit Suisse First Boston Corporation (collectively, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

      In connection with the expected sale of the Underwritten Certificates, SSBI has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

      The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by SSBI. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.

Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:

Exhibit No. Description

99.1        (P) Computational Materials and ABS Term Sheets prepared by
             Salomon Smith Barney Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Date:      December 18, 2001

                                    SALOMON BROTHERS MORTGAGE
                                        SECURITIES VII, INC.

                                           By: /s/ Angela Vleck
                                           ----------------------------------
                                              Name:  Angela Vleck
                                              Title: Assistant Vice President

                                 EXHIBIT INDEX

            The following exhibits are filed herewith:

Exhibit No.

99.1        (P) Computational Materials and ABS Term Sheets prepared
             by Salomon Smith Barney Inc.